SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 17, 2002



                             Fidelity Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                  0-22288                  25-1705405
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(State or other jurisdiction       (SEC File No.)            (IRS Employer
of incorporation)                                         Identification Number)



1009 Perry Highway, Pittsburgh, Pennsylvania                     15237
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:          (412) 367-3300
                                                             --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Items 5, 7, and 9.   Other Events; Financial Statements, Pro Forma Financial
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                     Information and Exhibits; and Regulation FD Disclosure.
                     ------------------------------------------------------

Exhibit 99 -- Press Release dated December 18, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         Fidelity Bancorp, Inc.


Date:  December 18, 2002                 By:    /s/Richard G. Spencer
                                                --------------------------------
                                                Richard G. Spencer
                                                President
                                                (Duly Authorized Representative)